Exhibit

32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS

ADOPTED PURSUANT TO SECTION 906 OF

THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Age Research, Inc. (the "Company") on Form 10-QSB for the three-month period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard F Holt, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

  The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 17, 2004                                                                                 By: /s/ Richard F. Holt

                                                                                                                        Richard F. Holt, Chief Executive Officer,

                                                                                                                        Chief Financial Officer